LETTER OF TRANSMITTAL
                          TO TENDER (CHECK ONLY ONE*):


                  [] 6% CONVERTIBLE SUBORDINATED NOTES DUE 2001
                              CUSIP #: 20589T-AA-1
                                       674623-AA-1 (FORMERLY OCCUSYSTEMS, INC.)
                 [] 4.5% CONVERTIBLE SUBORDINATED NOTES DUE 2003
                              CUSIP #: 20589T-AB-9
                                       20589T-AC-7
                                       OF
                          CONCENTRA MANAGED CARE, INC.
                        PURSUANT TO THE OFFER TO PURCHASE
                               DATED JULY 20, 1999

                EACH OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON TUESDAY, AUGUST 17, 1999 UNLESS EXTENDED OR TERMINATED (SUCH TIME AND DATE OR THE LATEST TIME AND DATE TO WHICH THE RELEVANT OFFER MAY BE EXTENDED OR TERMINATED WITH RESPECT TO EACH OF THE OFFERS, BEING REFERRED TO HEREIN AS THE "EXPIRATION TIME"). HOLDERS OF NOTES MUST TENDER THEIR NOTES PRIOR TO THE APPLICABLE EXPIRATION TIME TO RECEIVE THE APPLICABLE PURCHASE PRICE (AS DEFINED BELOW). TENDERS OF NOTES
      MAY BE VALIDLY WITHDRAWN AT ANY TIME PRIOR TO THE EXPIRATION TIME AND, UNLESS THERETOFORE ACCEPTED FOR PAYMENT BY THE COMPANY PURSUANT TO THE RELEVANT OFFER, MAY ALSO BE VALIDLY WITHDRAWN AT ANY TIME AFTER TUESDAY, SEPTEMBER 14, 1999.


                        THE DEPOSITARY FOR THE OFFERS IS:
                     UNITED STATES TRUST COMPANY OF NEW YORK
                        --------------------------------

           BY OVERNIGHT COURIER &                      BY HAND UP TO 4:30 P.M.                  BY REGISTERED OR CERTIFIED MAIL:
           BY HAND AFTER 4:30 P.M.
  ON THE DATE OF THE EXPIRATION TIME ONLY:

         United States Trust Company                 United States Trust Company                  United States Trust Company
                 of New York                                 of New York                                  of New York
          770 Broadway, 13th Floor                          111 Broadway                                 P.O. Box 844
             New York, NY 10003                              Lower Level                        Attn: Corporate Trust Services
       Attn: Corporate Trust Services              Attn: Corporate Trust Services                       Cooper Station
                                                         New York, NY 10006                         New York, NY 10276-0844

                                                       By: Facsimile Number:
                                                            212-420-6211

                                                      Confirm by Telephone Number:
                                                            800-548-6565


    DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS, OR TRANSMISSION VIA FACSIMILE, OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

              The instructions contained herein should be read carefully before this Letter of Transmittal is completed.

              This Letter of Transmittal and instructions hereto (the "Letter of Transmittal") and the Offer to Purchase, dated July 20, 1999 (as amended or supplemented from time to time, the "Offer to Purchase"), of Concentra

-------------------------------------------------------------------------------
* If Notes of more than one issue are being tendered, it is necessary toreturn a separate form for eachissue of Notes. Please check the appropriate box at the top of this page to indicate the issue of Notes to which this Letter of Transmittal applies.

Managed Care, Inc., a Delaware corporation (the "Company"), together constitute the Company's offer to purchase for cash (i) all of its outstanding 6% Convertible Subordinated Notes due 2001 (the "6% Notes") for a cash purchase price of $1,002.50 per $1000 principal amount of 6.0% Notes, plus accrued and unpaid interest up to, but not including, the date of payment and (ii) all outstanding 4.5% Convertible Subordinated Notes due 2003 (the "4.5% Notes" and, together with the 6% Notes, the "Notes") for a cash purchase price of $1,001.25 per $1000 principal amount of 4.5% Notes, plus accrued and unpaid interest up to, but not including, the date of payment (the "4.5% Note Purchase Price" and, together with the 6% Purchase Price, the "Purchase Prices"). The offer to purchase each issue of Notes on the terms and subject to the conditions set forth in the Offer to Purchase and in this Letter of Transmittal is referred to individually as an "Offer," and such offers with respect to both issues of Notes are collectively referred to as the "Offers."

        HOLDERS WHO WISH TO BE ELIGIBLE TO RECEIVE THE APPLICABLE PURCHASE PRICE PURSUANT TO AN OFFER MUST VALIDLY TENDER (AND NOT WITHDRAW) THEIR NOTES TO THE DEPOSITARY PRIOR TO THE EXPIRATION TIME.

        This Letter of Transmittal is to be used by Holders if: (i) certificates for Notes are to be physically delivered to the Depositary herewith by such Holders; (ii) the tender of Notes is to be made by book-entry transfer to the Depositary's account at the Depository Trust Company (the "Book-Entry Transfer Facility") pursuant to the procedures set forth in the Offer to Purchase under the caption "Procedures for Tendering Notes -- Book-Entry Transfer" by any financial institution that is a participant in the Book-Entry Transfer Facility and whose name appears on a security position listing as the owner of the Notes (such participants, acting on behalf of Holders, are referred to herein as "Acting Holders") and an Agent's Message (as defined herein) is not delivered or
(iii) the tender of Notes is to be made according to the guaranteed delivery procedures set forth in the Offer to Purchase under the caption "Procedures for Tendering Notes -- Guaranteed Delivery." Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Depositary.

        In the event that an Offer is terminated or otherwise not completed, the applicable Purchase Price will not be paid or become payable to Holders of the Notes who have validly tendered their Notes pursuant to the applicable Offer.

        The Offers are made upon the terms and subject to the conditions set forth in the Offer to Purchase and this Letter of Transmittal. Holders should carefully review the information in the Offer to Purchase and this Letter of Transmittal. All capitalized terms used and not defined herein have the meanings ascribed to them in the Offer to Purchase.

        A Holder's bank or broker can assist in completing this form. The instructions included with this Letter of Transmittal must be followed. Questions and requests for assistance may be directed to the Information Agent or the Dealer Manager, whose addresses and telephone numbers appear on the back cover of the Offer to Purchase. See Instruction 10 below. Requests for additional copies of the Offer to Purchase, this Letter of Transmittal or the Notice of Guaranteed Delivery or other documents related to the Offers may be directed to the Information Agent.

[ ] CHECK HERE IF CERTIFICATES FOR TENDERED NOTES ARE ENCLOSED HEREWITH.

[ ] CHECK  HERE  IF TENDERED NOTES ARE BEING  DELIVERED BY  BOOK-ENTRY  TRANSFER
    MADE TO THE ACCOUNT MAINTAINED BY THE DEPOSlTARY WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

    Name of Tendering Institution:_____________________________________________

    If Notes will be tendered by book-entry transfer at the Depository Trust Company, please provide the following information:

    Account Number:____________________________________________________________

    Transaction Code Number:___________________________________________________

        If Holders desire to tender Notes pursuant to an Offer and (i) certificates for such Notes are not lost but are not immediately available, (ii) time will not permit this Letter of Transmittal, certificates for such Notes or other required documents to reach the Depositary prior to the Expiration Time or
(iii) the procedures for book-entry transfer cannot be completed prior to the Expiration Time, such Holders may effect a tender of such Notes in accordance with the guaranteed delivery procedures set forth in the Offer to Purchase under the caption "Procedures for Tendering Notes--Guaranteed Delivery. " See Instruction 1 below.

[ ] CHECK HERE IF  TENDERED  NOTES ARE BEING  DELIVERED  PURSUANT TO A NOTICE OF
    GUARANTEED DELIVERY PREVIOUSLY DELIVERED TO THE DEPOSITARY AND COMPLETE THE FOLLOWING:

    Name(s) of Registered Holder(s):___________________________________________

    Window Ticket No. (if any):________________________________________________

    Date of Execution of Notice of Guaranteed Delivery:________________________

    Name of Eligible Institution that Guaranteed Delivery:_____________________

    If Notes will be tendered by book-entry transfer at the Depository Trust Company, please provide the following information:

    Account Number:____________________________________________________________

    Transaction Code Number:___________________________________________________

              List  below the  Notes to which  this  Letter  of  Transmittal relates. If the space provided below is inadequate, list the certificate numbers and principal amounts on a separately executed schedule and attach the schedule to this Letter of Transmittal. Tenders of Notes will be accepted only in principal amounts equal to $1,000 or any integral multiple thereof.

--------------------------------------------------------------------------------------------------------------------------
                                                                                      Aggregate              Principal
       Names(s) and Address(es)             Issue                                     Principal               Amount
             of Holder(s)                    of             Certificate                Amount              Tendered (if
      (Please fill in, if blank)           Notes*           Number(s)**              Represented          less than all)
                  (1)                        (2)                (3)                      (4)                    (5)
---------------------------------------------------------------------------------------------------------------------------




---------------------------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------------






                                            Total
                                          Principal
                                           Amounts
                                          of Notes
---------------------------------------------------------------------------------------------------------------------------
  *  Indicate applicable issue of Notes of the Company: 6% Notes or 4.5% Notes.
  ** Need not be completed by Holders tendering by book-entry transfer (see below).
---------------------------------------------------------------------------------------------------------------------------

                  NOTE: SIGNATURES MUST BE PROVIDED BELOW.
         PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

LADIES AND GENTLEMEN:

        Upon the terms and subject to the conditions of the Offers, the undersigned hereby tenders to the Company the principal amount of Notes indicated above. By signing below, the undersigned acknowledges receipt of the Offer to Purchase which, together with this Letter of Transmittal, set forth such terms and conditions and constitute the Offers.

        Subject to, and effective upon, the acceptance for purchase of, and payment for, the principal amount of Notes tendered with this Letter of Transmittal, the undersigned hereby sells, assigns and transfers to, or upon the order of the Company all right, title and interest in and to the Notes that are being tendered hereby, waives any and all other rights with respect to the Notes (including, without limitation, any existing or past defaults and their consequences in respect of the Notes and the Indenture under which the Notes were issued) and releases and discharges the Company from any and all claims such Holder may have now, or may have in the future, arising out of, or related to, the Notes, including without limitation any claims that such Holder is entitled to receive additional principal or interest payments with respect to the Notes or to participate in any redemption or defeasance of the Notes. The undersigned hereby irrevocably constitutes and appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the Depositary also acts as the agent of the Company) with respect to such Notes, with full power of substitution (such power-of-attorney being deemed to be an irrevocable power coupled with an interest), to (i) present such Notes and all evidences of transfer and authenticity to, or transfer of ownership of, such Notes on the account books maintained by the Book-Entry Transfer Facility to or upon the order of the Company, (ii) present such Notes for transfer of ownership on the books of the relevant security register and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Notes, all in accordance with the terms of and conditions to the Offers as described in the Offer to Purchase and herein.

        The undersigned understands and acknowledges that the Offers will expire at 5:00 p.m., New York City time, on August 17, 1999, unless extended by the Company in its sole discretion or terminated earlier.

        The undersigned understands that tenders of Notes may be withdrawn by written notice of withdrawal received by the Depositary at any time prior to the Expiration Time and, unless theretofore accepted for payment by the Company pursuant to the relevant Offer, may also be validly withdrawn at any time after Tuesday, September 14, 1999.

        The undersigned understands that tenders of Notes pursuant to any of the procedures described in the Offer to Purchase and in the instructions hereto and acceptance thereof by the Company will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Offers.

        The undersigned hereby represents and warrants that: (a) the undersigned has full power and authority to tender, sell, assign and transfer the Notes tendered hereby, and (b) that when such Notes are accepted for purchase and payment by the Company, the Company will acquire good title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim or right. The undersigned will, upon request by the Company, the Depositary or the Trustee, execute and deliver any additional documents deemed by the Company, the Depositary or the Trustee to be necessary or desirable to complete the sale, assignment and transfer of the Notes tendered hereby.

        For purposes of the Offers, the undersigned understands that the Company will be deemed to have accepted for purchase validly tendered Notes (or defectively tendered Notes with respect to which the Company has waived such defect), if, as and when the Company gives oral notice (confirmed in writing) or written notice thereof to the Depositary.

        The undersigned understands that, under certain circumstances and subject to certain conditions of the Offers set forth in the Offer to Purchase (each of which the Company may waive), the Company will not be required to accept for purchase any of the Notes tendered (including any Notes tendered after the Expiration Time). Any Notes not accepted for purchase will be returned promptly to the undersigned at the address set forth above, unless otherwise indicated herein under "Special Delivery Instructions" below.

        All authority conferred or agreed to be conferred by this Letter of Transmittal shall survive the death or incapacity of the undersigned, and every obligation of the undersigned under this Letter of Transmittal shall be binding upon the undersigned's heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives.

        The undersigned understands that the delivery and surrender of the Notes is not effective, and the risk of loss of the Notes does not pass to the Depositary, until receipt by the Depositary of this Letter of Transmittal, or a facsimile, properly completed and duly executed (or, in the case of a book-entry transfer, an Agent's Message, if applicable, in lieu of the Letter of Transmittal), together with all accompanying evidences of authority and any other required documents in form satisfactory to the Company. All questions as to form of all documents and the validity (including time of receipt) and acceptance of tenders and withdrawals of Notes will be determined by the Company, in its sole discretion, which determination shall be final and binding.

                                PLEASE SIGN HERE
               (TO BE COMPLETED BY ALL TENDERING HOLDERS OF NOTES
      REGARDLESS OF WHETHER NOTES ARE BEING PHYSICALLY DELIVERED HEREWITH)

         This Letter of Transmittal must be signed by each registered Holder of Notes exactly as its name appears on the certificate(s) for the Notes or, if tendered by a participant in the Book-Entry Transfer Facility, exactly as such participant's name appears on a security position listing as the owner of the Notes, or by a person authorized to become a registered Holder by endorsements on certificates for the Notes or by bond powers transmitted with this Letter of Transmittal. Endorsements on the Notes and signatures on bond powers by registered Holders not executing this Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 3 below. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below under "Capacity" and submit evidence satisfactory to the Company of such person's authority to so act. See Instruction 3 below.


   X___________________________________________________________________________
   (Signature(s) of Registered Holder(s) or Authorized Signature)

   Dated: _____________________, 1999

   Name(s): ___________________________________________________________________
            ___________________________________________________________________
                                                      (Please Print)

   Capacity: __________________________________________________________________

   Address: ___________________________________________________________________

            ___________________________________________________________________
                                                   (Including Zip Code)

   Area Code and Telephone No: ________________________________________________
                                    PLEASE COMPLETE SUBSTITUTE FORM W-9 HEREIN

                  SIGNATURE GUARANTEE (See Instruction 3 below)
       (Certain Signatures Must Be Guaranteed by an Eligible Institution)

   ----------------------------------------------------------------------------
              (Name of Eligible Institution Guaranteeing Signature)

   ----------------------------------------------------------------------------
               (Address (including Zip Code) and Telephone Number
                         (including Area Code) of Firm)

   ----------------------------------------------------------------------------
                             (Authorized Signature)

   ----------------------------------------------------------------------------
                                 (Printed Name)

   ----------------------------------------------------------------------------
                                     (Title)

   Dated: _______________________, 1999

                          SPECIAL PAYMENT INSTRUCTIONS
                        (See Instructions 2, 3, 4 and 6)

  To be completed ONLY if the applicable Purchase Price is to be paid to someone other than the registered Holder or Acting Holder. Unless one or more persons is designated under "Special Delivery Instructions," Notes not accepted in the Offers, or certificates for principal amounts not being tendered, will also be delivered to the person(s) designated herein.


                    Pay the applicable Purchase Price to:


                    Name(s): _______________________________
                                 (Please Print)


                    Address: _______________________________

                    ________________________________________

                    ________________________________________
                              (Including Zip Code)

                    ________________________________________
                   Taxpayer Identification Number (i.e., Social
                   Security Number or Employer Identification
                   Number) (also complete Substitute Form W-9)



                          SPECIAL DELIVERY INSTRUCTIONS
                        (See Instructions 2, 3, 4 and 6)

  To be completed ONLY if Notes not accepted in the Offers, or certificates for principal amounts not being tendered, are to be delivered in the name of someone other than the registered Holder or Acting Holder or to the person(s) designated above under "Special Payment Instructions."





  Deliver the Notes to:


                    Name(s): _______________________________
                                 (Please Print)


                    Address: _______________________________
                    ________________________________________
                    ________________________________________
                              (Including Zip Code)

                                  INSTRUCTIONS

             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFERS

        1. DELIVERY OF THIS LETTER OF TRANSMITTAL AND CERTIFICATES FOR THE NOTES OR BOOK-ENTRY CONFIRMATIONS; GUARANTEED DELIVERY PROCEDURES; WITHDRAWAL OF TENDERS. To tender Notes, physical delivery of certificates for such Notes or a confirmation of any book-entry transfer into the Depositary's account with the Book-Entry Transfer Facility of Notes tendered electronically, as well as a properly completed and duly executed copy or facsimile of this Letter of Transmittal, or an Agent's Message (as defined), if applicable, in lieu of the Letter of Transmittal, and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth herein prior to the Expiration Time. Tenders of Notes in the Offers will be accepted in accordance with the procedures described in the preceding sentence and otherwise in compliance with this Letter of Transmittal. The term "Agent's Message" means a message transmitted by the Book-Entry Transfer Facility to, and received by, the Depositary and forming a part of a Book-Entry Confirmation, which states that the Book-Entry Transfer Facility has received an express acknowledgment from the participant in the Book-Entry Transfer Facility tendering Notes that such participant has received and agrees to be bound by the terms of the Letter of Transmittal and that the Company may enforce such agreement against the participant. The method of delivery of this Letter of Transmittal, the Notes and all other required documents to the Depositary is at the election and risk of Holders. If such delivery is by mail, it is suggested that Holders use properly insured, registered mail, return receipt requested, and that the mailing be made sufficiently in advance of the applicable Expiration Time to permit delivery to the Depositary prior to such date. Except as otherwise provided below, the delivery will be deemed made when actually received or confirmed by the Depositary. THIS LETTER OF TRANSMITTAL AND THE NOTES SHOULD BE SENT ONLY TO THE DEPOSITARY, AND NOT TO THE COMPANY, THE TRUSTEES, THE DEALER MANAGER OR THE BOOK-ENTRY TRANSFER FACILITY.

        If Holders desire to tender Notes pursuant to the Offers and (i) certificates for such Notes are not lost but are not immediately available, (ii) time will not permit this Letter of Transmittal, certificates for such Notes or other required documents to reach the Depositary prior to the Expiration Time or
(iii) the procedures for book-entry transfer cannot be completed prior to the Expiration Time, such Holders may effect a tender of the Notes in accordance with the guaranteed delivery procedures set forth in the Offer to Purchase under the caption "Procedures for Tendering Notes--Guaranteed Delivery."

        Pursuant to the guaranteed delivery procedures:

         (a) such tender and delivery must be made by or through an "Eligible Institution" that is a participant in the Security Transfer Agents Medallion Program or the Stock Exchange Medallion Program;

         (b) on or prior to the Expiration Time, the Depositary must have received from such Eligible Institution, at one of the addresses of the Depositary set forth herein, a properly completed and duly executed Notice of Guaranteed Delivery (by manually signed facsimile transmission, mail or hand delivery) in substantially the form provided by the Company, setting forth the name(s) and address(es) of the registered Holder(s), and the principal amount of the Notes being tendered, and stating that the tender is being made thereby and guaranteeing that, within three New York Stock Exchange ("NYSE") trading days after the date of the Notice of Guaranteed Delivery, a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile), together with certificates for such Notes (or confirmation of book-entry transfer of such Notes into the Depositary's account with the Book-Entry Transfer Facility and, if applicable, an Agent's Message in lieu of the Letter of Transmittal), and any other documents required by this Letter of Transmittal and the instructions hereto, will be deposited by such Eligible Institution with the Depositary; and

         (c) this  Letter  of  Transmittal  (or a  manually  signed  facsimile), properly  completed  and  duly  executed  with any  required  signature guarantees, together with certificates for all physically delivered Notes in proper form for transfer (or confirmation of book-entry transfer of such Notes into the Depositary's account with the Book-Entry Transfer Facility and, if applicable, an Agent's Message in lieu of the Letter of Transmittal), and any other required documents must be received by the Depositary within three NYSE trading days after the date of the Notice of Guaranteed Delivery.

        Tenders of Notes may be withdrawn at any time prior to the relevant Expiration Time and, unless theretofore accepted for payment by the Company pursuant to the relevant Offer, may also be validly withdrawn at any time after Tuesday, September 14, 1999, by written notice of withdrawal received by the Depositary delivered by mail, hand delivery or facsimile transmission. To be valid, notice of withdrawal of tendered Notes must (i) be timely received by the Depositary at one of its addresses set forth herein, (ii) specify the name of the person who deposited the Notes to be withdrawn (the "Depositor"), and the name in which the Notes are registered (or, if tendered by book-entry transfer, the name of the participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of such Notes), if different from that of the Depositor, (iii) specify the principal amount of the Notes to be withdrawn and (iv) be signed by the Depositor in the same manner as the original signature on this Letter of Transmittal (including any required signature guarantees) or be accompanied by evidence satisfactory to the Company and the Depositary that the person withdrawing the tender has succeeded to beneficial ownership of the Notes. If certificates have been delivered or otherwise identified (through confirmation of book-entry transfer of such Notes) to the Depositary, the name of the registered Holder and the certificate number or numbers relating to such withdrawn Notes must also be furnished to the Depositary as aforesaid prior to the physical release of the certificates for the withdrawn Notes (or, in the case of Notes transferred by book-entry transfer, the name and number of the account at the Book-Entry Transfer Facility to be credited with withdrawn Notes).

        2. PARTIAL TENDERS. Tenders of Notes pursuant to the Offers will be accepted only in respect of principal amounts equal to $1,000 or integral multiples thereof. If less than the entire principal amount of any Note evidenced by a submitted certificate is tendered, the tendering Holder must fill in the principal amount tendered in the last column of the box entitled "Description of Notes Tendered" herein. Unless otherwise indicated in that column, the entire principal amount represented by the certificates for all Notes delivered to the Depositary will be deemed to have been tendered. If the entire principal amount of all Notes is not tendered or not accepted for purchase, the Notes for such untendered amount will be sent (or, if tendered by book-entry transfer, returned by credit to the account at the Book-Entry Transfer Facility) to the registered Holder or Acting Holders, unless otherwise provided in the appropriate box on this Letter of Transmittal (see Instruction
4), promptly after the Notes are accepted for purchase.

        3. SIGNATURES ON THIS LETTER OF TRANSMITTAL, BOND POWERS AND ENDORSEMENT; GUARANTEE OF SIGNATURES. If this Letter of Transmittal is signed by the registered Holder(s) of the Notes tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificate(s), without alteration, enlargement or any change whatsoever. If this Letter of Transmittal is signed by a participant in the Book-Entry Transfer Facility whose name is shown as the owner of the Notes tendered hereby, the signature must correspond with the name shown on the security position listing as the owner of the Notes.

        If any of the Notes tendered hereby are registered in the name of two or more Holders, all such Holders must sign this Letter of Transmittal. If any tendered Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal and any necessary accompanying documents as there are different names in which certificates are held.

        If this Letter of Transmittal is signed by the registered Holder or Acting Holder, and the certificates for any principal amount of Notes not tendered or not accepted for purchase are to be issued (or if any principal amount of Notes that is not tendered or not accepted for purchase is to be reissued or returned) to or, if tendered by book-entry transfer, credited to the account at the Book-Entry Transfer Facility of the registered Holder or Acting Holder, and checks for payments of the applicable Purchase Price to be made in connection with the Offers are to be issued to the order of the registered Holder or Acting Holder, then the registered Holder or Acting Holder need not endorse any certificates for tendered Notes nor provide a separate bond power. In any other case (including if this Letter of Transmittal is not signed by the registered Holder or Acting Holder), the registered Holder or Acting Holder must either properly endorse the certificates for the tendered Notes or transmit a separate properly completed bond power with this Letter of Transmittal (in either case, executed exactly as the name of each registered Holder appears on such Notes, and, with respect to a participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of the Notes, exactly as the name of each participant appears on such security position listing), with the signature on the endorsement or bond power guaranteed by an Eligible Institution, unless such certificates or bond powers are executed by an Eligible Institution.

        If this Letter of Transmittal or any certificates for Notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to the Company of their authority so to act must be submitted with this Letter of Transmittal.

        Endorsements on certificates for Notes and signatures on bond powers provided in accordance with this Instruction 3 by registered Holders not executing this Letter of Transmittal must be guaranteed by an Eligible Institution.

        No signature guarantee is required if (i) this Letter of Transmittal is signed by the registered Holder(s) of the Notes tendered herewith (or by a participant in the Book-Entry Transfer Facility whose name appears on a security position listing it as the owner of Notes) and payment of the applicable Purchase Price is to be made, or any Notes for principal amounts not tendered or not accepted for purchase are to be issued, directly to such Holder(s) (or, if tendered by a participant in the Book-Entry Transfer Facility, any Notes for principal amounts not tendered or not accepted for purchase are to be credited to such participant's account at the Book-Entry Transfer Facility) and neither the "Special Payment Instructions" box nor the "Special Delivery Instructions" box of this Letter of Transmittal has been completed, or (ii) such Notes are tendered for the account of an Eligible Institution. In all other cases, all signatures on Letters of Transmittal and endorsements on certificates, signatures on bond powers (if any) accompanying the Notes must be guaranteed by an Eligible Institution.

        4. SPECIAL PAYMENT AND SPECIAL DELIVERY INSTRUCTIONS. If the applicable Purchase Price is to be paid in the name of someone other than the tendering Holder, the tendering Holder must fill in the information in the box entitled "Special Payment Instructions." If the Notes not accepted in the Offers, or certificates for principal amounts not being tendered, are to be delivered in the name of someone other than the tendering Holder, the tendering Holder must fill in the information in the box entitled "Special Delivery Instructions." Unless one or more different persons is indicated in the box entitled "Special Delivery Instructions," Notes not accepted in the Offers, or certificates for principal amounts not being tendered, will be delivered in the name of the person(s) designated in the box entitled "Special Payment Instructions."

        5. TAXPAYER IDENTIFICATION NUMBER. Each tendering Holder is required to provide the Depositary with the Holder's correct taxpayer identification number ("TIN"), generally the Holder's social security or employer identification number, on Substitute Form W-9, which is provided under "Important Tax Information" below, or, alternatively, to establish another basis for exemption from backup withholding. A Holder must cross out item (2) in the Certification box on Substitute Form W-9 if such Holder is subject to backup withholding. Failure to provide the information on the form may subject the tendering Holder to federal income tax backup withholding at the rate of 31% on the payments made to the Holder or other payee with respect to Notes purchased pursuant to the Offers. The box in Part 3 of the form should be checked if the tendering Holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked and the Depositary is not provided with a TIN by the date of payment, the Depositary will withhold 31% of all payments of the applicable Purchase Price.

        6. TRANSFER TAXES. Except as set forth in this Instruction 6, the Company will pay all transfer taxes applicable to the purchase and transfer of Notes pursuant to the Offers. However, if payment for Notes is to be made to, or deliveries of certificates for Notes for principal amounts not tendered or not accepted for payment are to be made to, any person other than the registered Holder or Acting Holder of Notes tendered thereby, or if a transfer tax is imposed for any reason other than the purchase and transfer of Notes pursuant to the Offers, the amount of any such transfer taxes (whether imposed on the registered Holder or Acting Holder, such other person or otherwise) will be deducted from the payment unless transfer tax stamps are affixed to the certificates listed in this Letter of Transmittal or other satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted.

Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the certificates listed in this Letter of Transmittal.

        7. IRREGULARITIES. All questions as to the form of all documents and the validity (including time of receipt) and acceptance of all tenders and withdrawals of Notes will be determined by the Company, in its sole discretion, which determination shall be final and binding. Alternative, conditional or contingent tenders of Notes will not be considered valid. The Company reserves the absolute right to reject any or all tenders of Notes in respect of Notes that are not in proper form or the acceptance of which would, in the Company's opinion, be unlawful. The Company also reserves the right to waive any defects or irregularities as to particular Notes. The Company's interpretations of the terms and conditions of the Offers (including the instructions in this Letter of Transmittal) will be final and binding. Any defect or irregularity in connection with tenders of Notes must be cured within such time as the Company determines, unless waived by the Company. Tenders of Notes shall not be deemed to have been made until all defects and irregularities have been waived by the Company or cured. By execution of this Letter of Transmittal or a facsimile hereof, all tendering Holders waive any right to receive notice of the acceptance of their Notes for purchase. None of the Company, the Depositary, the Dealer Manager, the Trustees or any other person will be under any duty to give notice of any defects or irregularities in tenders of Notes, or will incur any liability to Holders for failure to give any such notice.

        8. WAIVER OF CONDITIONS. The Company expressly reserves the right, in its reasonable discretion, to amend or waive any of the conditions to the Offers in the case of any Notes tendered in whole or in part, at any time and from time to time.

        9. MUTILATED, LOST, STOLEN OR DESTROYED CERTIFICATES FOR NOTES. Any Holder whose certificates for Notes have been mutilated, lost, stolen or destroyed should write to or telephone the relevant Trustee at the address or telephone number set forth in the Offer to Purchase under the caption "Procedures for Tendering Notes -- Lost or Missing Certificates."

        10. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions relating to the procedure for tendering Notes and requests for assistance may be directed to the Information Agent or the Dealer Manager, whose addresses and telephone numbers appear on the last page of the Offer to Purchase. Requests for additional copies of the Offer to Purchase, this Letter of Transmittal, the Notice of Guaranteed Delivery or other documents related to the Offers may be directed to the Information Agent.

                            IMPORTANT TAX INFORMATION

        Under U.S. federal income tax laws, a Holder whose tendered Notes are accepted for payment is required to provide the Depositary (as payer) with such Holder's correct TIN on Substitute Form W-9 below or otherwise establish a basis for exemption from backup withholding. If such Holder is an individual, the TIN is his or her social security number. If the Depositary is not provided with the correct TIN, a $50 penalty may be imposed by the Internal Revenue Service, and payments made to such Holder with respect to Notes purchased pursuant to the Offers may be subject to 31% backup withholding.

        Certain Holders (including all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. Where a payment is potentially subject to backup withholding, in order for a foreign individual to qualify as an exempt recipient, such individual must generally submit an Internal Revenue Service Form W-8, signed under penalties of perjury, attesting to such individual's exempt status. A Form W-8 is available from the Depositary. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions.

        If backup withholding applies, the Depositary is required to withhold 31% of any payments made to the Holder or other payee. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

PURPOSE OF SUBSTITUTE FORM W-9

         To prevent backup withholding on payments made with respect to Notes purchased pursuant to the Offers, the Holder is required to provide the Depositary with (i) the Holder's correct TIN by completing the form below, certifying that the TIN provided on Substitute Form W-9 is correct (or that such Holder is awaiting a TIN) and that (A) such Holder is exempt from backup withholding, (B) the Holder has not been notified by the Internal Revenue Service that the Holder is subject to backup withholding as a result of failure to report all interest or dividends or (C) the Internal Revenue Service has notified the Holder that the Holder is no longer subject to backup withholding, and (ii) if applicable, an adequate basis for exemption.

WHAT NUMBER TO GIVE THE DEPOSITARY

         The Holder is required to give the Depositary the TIN of the Holder. If the Notes are held in more than one name or are held not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

             PAYER'S NAME: UNITED STATES TRUST COMPANY OF NEW YORK

SUBSTITUTE

FORM W-9


DEPARTMENT OF THE TREASURY
INTERNAL REVENUE SERVICE

PAYER'S REQUEST FOR
TAXPAYER IDENTIFICATION
NUMBER ("TIN")

Part 1 - PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW.

                             ----------------------
                             Social Security Number
                                       or

                             ----------------------
                             Employer Identification
                                     Number

  Part 2 - CERTIFICATION - Under penalties of perjury, I certify that:

(1)The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me), and

(2)I am not subject to backup withholding either because:(a) I am exempt from backup withholding, (b) I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends or (c) the IRS has notified me that I am no longer subject to backup withholding.


  CERTIFICATION INSTRUCTIONS - You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding, you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out such item (2).


  SIGNATURE _____________________        DATE ______

  NAME (Please Print) ______________________________

  ADDRESS (Please Print) ___________________________


                                    Part 3 -
                                  Awaiting TIN
                                        [ ]

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITH-HOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE
        REVIEW  THE   ENCLOSED   GUIDELINES   FOR   CERTIFICATION   OF  TAXPAYER
        IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

        YOU MUST  COMPLETE THE FOLLOWING  CERTIFICATE  IF YOU CHECKED THE BOX IN
        PART 3 OF SUBSTITUTE FORM W-9.

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

          I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a Taxpayer Identification Number to the appropriate Internal Revenue Service Center or Social Security Administration Office, or
  (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 31% of all reportable payments made to me will be withheld.

  Signature ________________________________________________ Date ___________


  Name (Please Print): ______________________________________________________


  Address (Please Print): ___________________________________________________

                    THE INFORMATION AGENT FOR THE OFFERS IS:


                                156 Fifth Avenue
                            New York, New York 10010
                           212-929-5500 (Call Collect)
                                       or
                         (800) 322-2885 (Call Toll Free)

                      The Dealer Manager for the Offers is:

                          Donaldson, Lufkin & Jenrette

                                 277 Park Avenue
                            New York, New York 10172
                   (800) 255-9260, ext. 4131 (Call Toll Free)